Exhibit 10(a)

AMENDMENT NO. 25 TO TRANSFER AND ADMINISTRATION AGREEMENT

AMENDMENT NO. 25 TO TRANSFER AND ADMINISTRATION AGREEMENT, dated as of March 9, 2015 (this “Amendment”), to that certain Transfer and Administration Agreement dated as of March 21, 2001, as amended by Amendment No. 1 to Transfer and Administration Agreement dated as of November 30, 2001, Amendment No. 2 to Transfer and Administration Agreement dated as of December 14, 2001, Amendment No. 3 to Transfer and Administration Agreement dated as of March 20, 2002, Amendment No. 4 to Transfer and Administration Agreement dated as of March 29, 2002, Amendment No. 5 to Transfer and Administration Agreement dated as of May 22, 2002, Amendment No. 6 and Limited Waiver to Transfer and Administration Agreement dated as of September 27, 2002, Amendment No. 7 to Transfer and Administration Agreement dated as of February 19, 2003, Amendment No. 8 to Transfer and Administration Agreement dated as of April 14, 2003, Amendment No. 9 to Transfer and Administration Agreement dated as of August 13, 2003, Amendment No. 10 to Transfer and Administration Agreement dated as of February 18, 2004, Amendment No. 11 to Transfer and Administration Agreement dated as of August 13, 2004, Amendment No. 12 to Transfer and Administration Agreement dated as of February 14, 2005, Amendment No. 13 to Transfer and Administration Agreement dated as of February 13, 2006, Amendment No. 14 to Transfer and Administration Agreement dated as of October 31, 2006, Amendment No. 15 to Transfer and Administration Agreement dated as of February 12, 2007, Amendment No. 16 to Transfer and Administration Agreement dated as of March 27, 2007, Amendment No. 17 to Transfer and Administration Agreement dated as of March 26, 2010, Amendment No. 18 to Transfer and Administration Agreement dated as of December 15, 2010, Amendment No. 19 to Transfer and Administration Agreement dated as of February 14, 2011, Amendment No. 20 to Transfer and Administration Agreement dated as of December 7, 2011, Amendment No. 21 to Transfer and Administration Agreement dated as of March 30, 2012, Amendment No. 22 to Transfer and Administration Agreement dated as of August 29, 2012, Amendment No. 23 to Transfer and Administration Agreement dated as of July 29, 2013 and Amendment No. 24 to Transfer and Administration Agreement dated as of March 24, 2014 (as so amended and in effect, the “TAA”), by and among Arrow Electronics Funding Corporation, a Delaware corporation (the “SPV”), Arrow Electronics, Inc., a New York corporation, individually (“Arrow”) and as the initial Master Servicer, the several commercial paper conduits identified on Schedule A to the TAA and their respective permitted successors and assigns (the “Conduit Investors”; each individually, a “Conduit Investor”), the agent bank set forth opposite the name of each Conduit Investor on such Schedule A and its permitted successors and assigns (each a “Funding Agent”) with respect to such Conduit Investor, Bank of America, National Association, a national banking association, as the administrative agent for the Investors (the “Administrative Agent”), and the financial institutions from time to time parties thereto as Alternate Investors. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA.

PRELIMINARY STATEMENTS:
WHEREAS, the SPV, Arrow, the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent have entered into the TAA;
WHEREAS, the SPV and Arrow have requested that the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent agree to make certain changes and amendments to the TAA;
WHEREAS, subject to the terms and conditions set forth herein, the Conduit Investors, the Alternate Investors, the Funding Agents and the Administrative Agent are willing to make such changes and amendments to the TAA.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendments to the TAA. On and as of the Effective Date (as defined below):
Section 1.1.        The definition of “Receivable” appearing in Section 1.1 of the TAA is hereby amended and restated in its entirety to read as follows:
“Receivable” means any indebtedness and other obligations owed by any Obligor to an Originator (without giving effect to any transfer under the First Tier Agreement or any Originator Sale Agreement) under a Contract or any right of the SPV to payment from or on behalf of an Obligor, whether constituting an account, chattel paper, instrument or general intangible, (i) arising in connection with the sale or lease of goods or the rendering of services in the ordinary course of business by such Originator, and includes the obligation to pay any finance charges, fees and other charges with respect thereto, (ii) denominated in Dollars and payable only in the United States, and (iii) the Obligor of which is a U.S. Obligor or a Permitted Foreign Obligor, is not an Affiliate or employee of any Originator, and is not an Official Body. Notwithstanding the foregoing, the following indebtedness and obligations shall not constitute “Receivables” for purposes of this Agreement: (a) receivables identified on the systems of an Originator, comprising (1) “CDW Corporation,” account number 1160302; (2) “Agilysys, Inc.,” account number 1206231; (3) “Forsythe Solutions Group, Inc.,” account number 1206234; (4) “ABF Data Systems, Inc,” account number 1206237; (5) “Vicom Computer Services, Inc.,” account number 1206240 and account number 1210151-E; (6) “International Integrated Solutions, Ltd.,” account number 1206243 and account number 1210064-E; (7) “ONX USA LLC,” account number 1206245; (8) “Lighthouse Computer Services, Inc.,” account number 1206246; (9) “PERFICIENT, INC.,” account number 1208313; (10) “Cincinnati Bell Inc” account number 1231052; (11) “Daymark Solutions Inc” account number 1231053 and account number 1231054-E; (12) “Rosetta Marketing Group” account number 1231055 and account number

1231058-E; (13) “Prolifics Inc” account number 1231059 and account number 1231061-E; (14) “Continental Resources Inc.” account number 1231069 and account number 1231094-E; (15) “Teogas DBA Advanced Systems Group” account number 1231078 and account number 1231079-E; (16) “Mapsys Inc” account number 1231085 and account number 1231086-E; (17) “S1 IT Solutions Inc” account number 1231088; (18) “Pomeroy IT Solutions” account number 1231097 and account number 1231099-E; (19) “Data Blue LLC” account number 1231116 and account number 1231117-E; (20) “Huber & Associates Inc” account number 1231101; (21) “Sycomp A Technology Company” account number 1231125 and account number 1231126-E; (22) “Infosystems Inc” account number 1231120 and account number 1231122-E; (23) “TSG Server and Storage” account number 1231114 and account number 1231115-E; (24) “Corus Consulting LLC / DBA Corus360” account number 1231104; and (25) “Onx Enterprise Solutions Ltd” account number 1231980 and account number 1231982-E; and (b) receivables identified by Arrow in a written notice to the Administrative Agent as receivables which are to be subject to the Agreement for the Purchase and Sale of Accounts Receivable dated as of September 24, 2013 between Arrow ECS and IBM Credit LLC (or other similar agreement replacing or supplementing such agreement) and with respect to which the Administrative Agent (acting in its sole discretion), Arrow, the SPV and Arrow ECS have executed a partial release of such receivables as is customary amongst the parties.

Section 1.2.        Section 4.1(q) is hereby amended and restated in its entirety to read as follows:
(q)    Not an Investment Company. It is not, and is not controlled by, an “investment company” within the meaning of the Investment Company Act of 1940, or is exempt from all provisions of such act.  The SPV is excluded from the definition of “investment company” pursuant to Section 3(c)(5) of the Investment Company Act of 1940, among other possible exclusions or exemptions.

SECTION 2.        Representations and Warranties of the SPV and Arrow. To induce the Conduit Investors, Alternate Investors, the Funding Agents and the Administrative Agent to enter into this Amendment, the SPV and Arrow each makes the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof and, after giving effect to the amendments set forth herein as of the Effective Date:
Section 2.1.        Authority. The SPV and Arrow each has the requisite corporate power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Transaction Documents, including the TAA (as modified hereby). The execution, delivery and performance by the SPV and Arrow of this Amendment and their performance of the Transaction Documents, including the TAA (as modified hereby), have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

Section 2.2.        Enforceability. This Amendment has been duly executed and delivered by the SPV and Arrow. This Amendment is the legal, valid and binding obligation of the SPV and Arrow, enforceable against the SPV and Arrow in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity). The making and delivery of this Amendment and the performance of the TAA, as amended by this Amendment, do not violate any provision of law or any regulation (except to the extent that the violation thereof could not, in the aggregate, be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow and the other Originators, taken as a whole), or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected.
Section 2.3.        Representations and Warranties. The representations and warranties contained in the Transaction Documents are true and correct on and as of the date hereof and the Effective Date, as applicable, as though made on and as of such date after giving effect to this Amendment, except for representations and warranties made by the SPV or Arrow expressly stated to relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.
Section 2.4.        No Termination Event. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Termination Event or a Potential Termination Event.
SECTION 3.        Conditions Precedent: Amendment. This Amendment shall become effective, as of the date hereof, on the date (the “Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto.
SECTION 4.        Fees and Expenses. Each Funding Agent upon giving affect to this Amendment shall have received for the benefit of itself and its Investors payment in full of such fees and reimbursement of such expenses as may be due and payable by the SPV to such Funding Agent and Investor in connection with this Amendment.
SECTION 5.         Payment of Fees and Expenses. The SPV agrees to pay all fees and expenses (including attorney’s fees and expenses) as may be due and payable by the SPV to the Administrative Agent pursuant to Section 9.4 of the TAA in connection with this Amendment.
SECTION 6.     References to and Effect on the Transaction Documents.
Section 6.1.        Except as specifically amended and modified hereby, each Transaction Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

Section 6.2.        The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, Funding Agent or the Administrative Agent under any Transaction Document, nor constitute a waiver, amendment or modification of any provision of any Transaction Document, except as expressly provided in Section 1 hereof.
Section 6.3.        This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.
Section 6.4.        Each reference in the TAA to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in any other Transaction Document to “the Transfer and Administration Agreement”, “thereunder”, “thereof” or words of like import, referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.
SECTION 7.        Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile, electronic mail, portable document format (PDF) or similar means shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8.        GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 9.        WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
ARROW ELECTRONICS FUNDING CORPORATION,
as SPV

By: /s/ Jason Monaco
Name: Jason Monaco
Title: VP and Treasurer

ARROW ELECTRONICS, INC.,
individually and as Master Servicer

By: /s/ Jason Monaco
Name: Jason Monaco
Title: VP and Treasurer

Signature Page to
Amendment No. 25 to
Arrow Electronics
Transfer and Administration Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION,
as a Funding Agent, as Administrative Agent, and as an

Alternate Investor

By: /s/ Brendan Liam Feeney
Name: Brendan Liam Feeney
Title: Director

Signature Page to
Amendment No. 25 to
Arrow Electronics
Transfer and Administration Agreement

LIBERTY STREET FUNDING LLC,
as a Conduit Investor

By: /s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

THE BANK OF NOVA SCOTIA,
as a Funding Agent and as an Alternate Investor

By: /s/ Eugene Dempsey
Name: Eugene Dempsey
Title: Director

Signature Page to
Amendment No. 25 to
Arrow Electronics
Transfer and Administration Agreement

GOTHAM FUNDING CORPORATION,
as a Conduit Investor

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW
YORK BRANCH,
as a Funding Agent

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as an Alternate Investor

By: /s/ Matthew Antioco
Name: Matthew Antioco
Title: Vice President

Signature Page to
Amendment No. 25 to
Arrow Electronics
Transfer and Administration Agreement

WELLS FARGO BANK, N.A., as a Funding Agent and as an Alternate Investor

By: /s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Vice President

Signature Page to
Amendment No. 25 to
Arrow Electronics
Transfer and Administration Agreement

REGENCY ASSETS LIMITED, as Conduit Investor

By: /s/ Conor Blake
Name: Conor Blake
Title: Director

HSBC SECURITIES (USA) INC., as Funding Agent

By: /s/ Thomas Carroll
Name: Thomas Carroll
Title: Director

HSBC BANK USA N.A., as Alternate Investor

By: /s/ David Wagstaff
Name: David Wagstaff
Title: Managing Director

Signature Page to
Amendment No. 25 to
Arrow Electronics
Transfer and Administration Agreement

WORKING CAPITAL MANAGEMENT CO., L.P., as Conduit Investor

By: /s/ Takashi Watanabe
Name: Takashi Watanabe
Title: Attorney-In-Fact

MIZUHO CORPORATE BANK, LTD., as Funding Agent and Alternate Investor

By: /s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

MANHATTAN ASSET FUNDING COMPANY, LLC, as Conduit Investor
By: MAF Receivables Corp., as Sole Member

By: /s/ Lori Gebron
Name: Lori Gebron
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION, as Alternate Investor

By: /s/ David W. Kee
Name: David W. Kee
Title: Managing Director

SMBC NIKKO SECURITIES AMERICA, INC., as Funding Agent

By: /s/ Yukimi Konno
Name: Yukimi Konno
Title: Executive Director

STARBIRD FUNDING CORPORATION, as Conduit Investor

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

Signature Page to
Amendment No. 25 to
Arrow Electronics
Transfer and Administration Agreement

BNP PARIBAS, acting through its New York branch, as Funding Agent and Alternate Investor

By: /s/ Mary Dierdorff
Name: Mary Dierdorff
Title: Managing Director

BNP PARIBAS, acting through its New York branch, as Funding Agent and Alternate Investor

By: /s/ Khoi-Anh Berger-Luong
Name: Khoi-Anh Berger-Luong
Title: Managing Director

Signature Page to
Amendment No. 25 to
Arrow Electronics
Transfer and Administration Agreement